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                                                                    EXHIBIT 24


                      CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (File Nos. 33-46981, 33-34045, 33-26681 and 2-80908)
of Survival Technology, Inc. of our report dated October 27, 1995 appearing on page 45 of this Form 10-K.




PRICE WATERHOUSE LLP

Washington, DC
October 30, 1995